Share-based Payments Arrangement - Black-Scholes Model and Related Assumptions used to Evaluate Options and Fair Value of Options by CLPT (Detail) - C L P T Plan	Sep. 26, 2023 TWD ($) yr $ / shares	May 31, 2022 TWD ($) yr $ / shares	Feb. 26, 2021 TWD ($) yr $ / shares
Disclosure of terms and conditions of share-based payment arrangement [Line Items]
Grant-date share price	$ 28.43	$ 18.66	$ 17.63
Exercise price	$ 16.87	$ 16.87	$ 16.87
Dividend yield	0.00%	0.00%	0.00%
Risk-free interest rate	1.10%	0.98%	0.31%
Expected life | yr	4	4	4
Expected volatility	31.99%	35.76%	35.22%
Weighted average fair value of grants | $	$ 13,225	$ 5,665	$ 4,750